Table of Contents

   USAA Family of Funds                                 1
   Message from the President                           2
   Investment Review:
      Florida Tax-Free Income Fund                      4
      Florida Tax-Free Money Market Fund                9
   Financial Information:
      Independent Auditors' Report                     12
      Statements of Assets and Liabilities             13
      Portfolios of Investments in Securities:
         Florida Tax-Free Income Fund                  15
         Florida Tax-Free Money Market Fund            18
   Notes to Portfolios of Investments                  21
   Statements of Operations                            22
   Statements of Changes in Net Assets                 23
   Notes to Financial Statements                       24



                             Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Florida Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of March 31, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
  Capital Appreciation
========================================================================================================
  Aggressive Growth                     10/19/81       -5.70        11.02          8.98           -
  Emerging Markets(1)                    11/7/94       12.86         -             -              8.14
  Gold(1)                                8/15/84      -24.30         6.19         -4.11           -
  Growth                                  4/5/71       10.96        14.37         10.98           -
  Growth & Income                         6/1/93       17.96         -             -             15.82
  International(1)                       7/11/88       15.64        14.34          -             10.77
  S&P 500 Index(4)                        5/1/96        -            -             -             19.78+
  World Growth(1)                        10/1/92       14.38         -             -             13.53

  Asset Allocation
==================
  Balanced Strategy(1)                    9/1/95       12.87         -             -             11.35
  Cornerstone Strategy(1)                8/15/84       13.36        13.32          8.63           -
  Growth and Tax Strategy(2)**           1/11/89        8.57        10.08          -              9.71
  Growth Strategy(1)                      9/1/95       11.02         -             -             16.09
  Income Strategy                         9/1/95        7.17         -             -              7.36

  Income-Taxable
================
  GNMA                                    2/1/91        5.59         6.94          -              7.35
  Income                                  3/4/74        4.53         7.49          8.79           -
  Income Stock                            5/4/87       14.01        13.16          -             12.49
  Short-Term Bond                         6/1/93        6.73         -             -              5.45

  Income - Tax Exempt
=====================
  Long-Term(2)**                         3/19/82        6.51         6.80          7.04           -
  Intermediate-Term(2)**                 3/19/82        5.80         6.82          6.92           -
  Short-Term(2)**                        3/19/82        4.70         4.85          5.38           -
  California Bond(2)**                    8/1/89        6.60         7.06          -              7.32
  Florida Tax-Free Income(2)**           10/1/93        6.51         -             -              3.45
  New York Bond(2)**                    10/15/90        5.89         6.60          -              8.03
  Texas Tax-Free Income(2)**              8/1/94        7.06         -             -              8.32
  Virginia Bond(2)a**                   10/15/90        5.82         7.01          -              7.80

  Money Market
==============
  Money Market(3)                         2/2/81        5.21         4.41          5.82           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.30         3.03          4.18           -
  Treasury Money Market Trust(3)          2/1/91        5.07         4.20          -              4.35
  California Money Market(2,3)**          8/1/89        3.23         2.93          -              3.62
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.20         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.16         2.80          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.22         -             -              3.30
  Virginia Money Market(2,3)**          10/15/90        3.14         2.85          -              3.19


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
2 Some income may be subject to state or local taxes or the federal alterna-tive minimum tax.
3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
4 S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Cumulative total return since inception, including account maintenance fee.



Message from the President

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the
 Board appears here]

At the most recent USAA Strategic Planning Conference, we spent much of our time discussing USAA's Mission and how to accomplish it in today's world. Our Mission has three main elements:

        +We want to facilitate the financial security of those whom we serve.

        +We seek to do this with highly competitive products and services.

        +In so doing, we want to be the provider of choice to the military community.

One evening I sat down and considered each of these separately. Perhaps the most interesting outcome was my thoughts on financial security. What does that mean to those who make up the USAA family?

I set down these  elements:

        +Housing  and caring for a family
        +Pursuing a rewarding career
        +Providing for children's educations
        +Providing proper medical care
        +Protecting the family against accidents and emergencies
        +Providing for a comfortable  retirement
        +Perhaps providing comfort to aging parents
        +Creating an estate plan that will serve well those who survive you +Enjoying life

The last point struck me especially.

Financial planning almost always focuses on the very serious reasons to save and invest. But there needs to be a balance in people's lives. Here I have learned a valuable lesson from my wife, Jutta. She has special china and silver. However, she has always said, "Nothing is stored away in cabinets. I use it as often as I can. These things are meant to be enjoyed."

This philosophy meshed very well with my ideas on saving. Here too I have urged balance. You must save for the future, but you must not strangle on that saving. You should use plans like 401(k)s and IRAs, but you should also set something aside for now. That means saving in accounts that are not tax-sheltered, and that means looking at vehicles like tax-exempt bond and money market funds. They can perform the job of controlling overall portfolio risk, just as they would in an IRA by combining equity and taxable bond funds. In this case, they are valuable tools in helping your after-tax return while you enjoy life, the most pleasant outcome of financial planning.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


                            USAA Funds Rated 5 Stars
                             on Overall Performance

Five-star ratings for overall risk-adjusted performance have been awarded by Morningstar for USAA Funds as of March 31, 1997.*

USAA Tax Exempt Intermediate-Term Fund & USAA Tax Exempt Short-Term Fund were rated 5 Stars overall among 1,751, 1,237, 601, and 267 municipal bond funds for the 1-,3-,5-, and 10-year periods, respectively.

USAA Growth & Income Fund was rated 5 Stars for the 3-year period and 4 Stars for the 1-year period among 1,919 and 3,048 domestic equity funds, respectively.

USAA International Fund was rated 5 Stars for the 5-year period and 4 Stars for the 1- and 3-year periods overall and among 219, 939, and 478 international equity funds, respectively.

*Morningstar proprietary ratings reflect historical risk-adjusted performance through March, 31 1997. The ratings are subject to change monthly. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


                               Investment Review

FLORIDA TAX-FREE INCOME FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade Florida tax-exempt securities.

                                              3/31/96              3/31/97
   Net Assets............................  $69.1 Million         $95.5 Million
   Net Asset Value Per Share.............     $9.26                 $9.33


   Average Annual Total Returns as of 3/31/97
   1 Year...........................................  6.51%
   Since inception on October 1, 1993...............  3.45%
   30-Day SEC Yield* on March 31, 1997..............  5.56%

   *Calculated as prescribed by the Securities and Exchange Commission.


A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/01/93 to 3/31/97, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni. Bond Index                  $11,767
USAA Florida Tax-Free Income Fund                  11,263
Lipper Florida Municipal Debt Funds Average        11,340

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Florida Municipal Debt Funds Average is the average performance level of all Florida Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                          Message From The Manager

[A PICTURE OF ROBERT R. PARISEAU, CFA IS HERE]

The Envy Of The World
Since 1983, the United States economy has enjoyed impressive, but not spectacular, growth with steadily rising employment, relatively low inflation and only one short recession in these 14 years. Using conventional wisdom from the 1970's and early 1980's, an economist would expect such sustained growth to strain production capacity and trigger higher prices. However, since 1991, inflation has been consistently below 3.5%, as measured by the Comsumer Price Index.

Has inflation been tamed? My first boss at USAA, Harry Miller, Senior Vice President for Equity Investments, taught me that the four most dangerous words in investing are - "it's different this time." Fixed income investors demand higher interest rates when the inflation rate accelerates, because their future interest payments will have less purchasing power. Since bond prices fall then interest rates rise, the bond market reacts negatively to the threat of higher inflation.

What Is Different This Time?
Compared to earlier decades, quite different factors now influence the many pieces of the economic puzzle. For example: Have computer technology and just-in-time manufacturing increased productivity and smoothed economic cycles? Are workers and managers too concerned about job security and benefits to demand a raise? Have manufacturers lost pricing power to global competitors? Has the threat of reform tamed the excessive growth in healthcare costs? Will the new fiscal conservatism prevail in Congress? Finally, will these factors continue to dampen inflationary pressures; or, are they temporary in nature?

A Preemptive Move
Chairman Greenspan and the Federal Reserve Board (the "Fed") grappled with these issues over the last year. Their dilemma - although economic statistics still indicated benign inflation, economic growth has been vibrant. After concluding it was to risky to wait for inflation to accelerate, the Fed raised the federal funds rate on March 25 by .25% to 5.50%. This was the first increase since February 1995. Inflation won't have a free ride on their watch! As the adage goes, the Fed's job is to remove the punch bowl just before the party really gets going. I believe the Fed hopes that a preemptive rate increase now would slow the economy, restrain inflation, and eliminate the need for a more forceful response later.

Portfolio Strategy
What should investors do? For many investors, a diversified portfolio of stocks, bonds, and cash equivalents (money market or short-term bond funds) gives them the confidence to endure the bumps in the road. As I have said in the past, no one has yet proven that they can consistently predict the future of interest rates. Rather than chasing the market. I follow a strategy of generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. Since I tend to focus on maturities 20 years or longer, this Fund will generally be more volatile than a fund with a shorter average maturity. Potentially, investors should be rewarded over time with higher tax-free income and the volatility, both up and down, typically evens out.

Focus On Healthcare
You may notice that healthcare-related bonds are the largest "industry" segment for this Fund. I actively seek healthcare providers with certain credit characteristics. Typically, they yield more because of the uncertainty of healthcare reform and excess capacity in some markets.
I believe we have picked the winners. Healthcare has been and will continue to be an essential service. Those providers with dominant market share, solidly profitable operations, and talented management will not just survive, but thrive in a more competitive environment.

Bond Selection
You may be interested to know what isn't in the Fund. The Fund currently owns no lease revenue bonds that rely upon a local municipality, such as a city or county, to appropriate annually the debt service from their General Fund. Unless extenuating circumstances exist, an analyst cannot confidently predict debt service payments that depend upon the actions of an elected governmental body five or ten years into the future.

Since considerable public controversy typically embroils sports stadium financing, I tend to avoid these bonds also. As I have said before, I do not buy exotic derivatives, futures contracts, or bonds subject to the alternative minimum tax (AMT).

Interest Rates
Interest rates on the 30-year U.S. Treasury Bond(1) (the "Long Bond") began the reporting period at 6.67% on March 29, 1996. Over the next seven months, rates traded nervously in a choppy range from 6.60% to 7.19%, falling to a fiscal year low of 6.35% in November 1996. In December, Long Bond rates began an upward trend closing the year at 7.10% on March 31, 1997. The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for long-term, investment-grade municipal bonds, behaved similarly. The BBI40 began the one-year period at 5.96% on March 29, 1996, but closed slightly lower at 5.95% on March 31, 1997.

(1)The 30-year Treasury Bond is generally considered the benchmark for long-term interest rates in the U.S.

Your Fund's Performance
Your Fund's net asset value per share increased by $.07, or .76%, since
March 31, 1996. The Fund's performance compared very favorably to its peer group. While past performance is no guarantee of future results, the Fund's dividend distribution yield(2) for the past 12 months was 5.57%, as compared to Lipper's Florida Municipal Debt Funds average of 4.97% for the 78 funds in the category.(3) For the same period, the Fund's total return(4) was 6.51%, compared to the Lipper average of 4.75%.

(2) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(3) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(4) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.


A graph is shown here comparing the 12-month dividend yield of the USAA Florida Income Fund and the Lipper Florida Municipal Debt Funds Average from 3/31/95 to 3/31/97. The vertical axis shows the yield and the horizontal axis shows the time period.
The values are:

USAA Florida
  Income Fund        5.40     5.60     5.60

Lipper. Florida
  Muni. Debt
  Funds Avg.         5.30     5.10     5.00

The Lipper Florida Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 3/31/95 to 3/31/97.

The State Of Florida
One of the nation's fastest growing states, Florida's economic strength derives from growth in trade and services, as well as tourism and agriculture. The State continues to outperform the nation in income growth and employment. Florida's unemployment rate improved to 4.8% in January 1997 as compared to a year earlier of 5.4% and the nation's current 5.4%.

The State's population growth creates budgetary pressures for social programs and infrastructure. To this end, the level of Florida's debt has increased and future borrowing is anticipated. Sales tax revenues remain critical to the State's fiscal health as they comprise approximately 70% of governmental revenues. The State is targeting their budget stabilization and working capital reserve funds to reach $629 million by June 1997. Moody's and Fitch continue to rate Florida as a "AA" credit. On April 3, 1997, S&P upgraded the State to a "AA+" reflecting its economic potential and continued diversification.

To Match the Florida Tax-Free Income Fund's Closing 30-Day SEC Yield of
5.56% and:
                              Assuming a Marginal Federal Tax Rate of:
                              28%        31%         36%         39.6%

Assuming an Investor, Filing Jointly, with $300,000 in Intangible Assets:

A Fully Taxable Investment
 Must Pay:                  7.73%      8.07%       8.70%         9.22%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.


A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1997 for the USAA Florida Tax-Free Income Fund to be: AAA - 20%, AA - 13%, A - 38%, BBB - 27%, and Cash Equivalents - 2%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category BBB account for 5.0% of the Fund's investments.


Note: Income may be subject to the federal alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.


                             Investment Review

FLORIDA TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

                                                   3/31/96          3/31/97
  Net Assets................................   $71.2 Million     $87.1 Million
  Net Asset Value Per Share.................     $1.00               $1.00

  Average Annual Total Returns as of 3/31/97
  1 Year............................................................   3.20%
  Since inception on October 1, 1993................................   3.01%
  7-Day Simple Yield on March 31, 1997..............................   3.04%

A graph is shown here comparing the 7-day yield of the USAA Florida Tax-Free Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free) from 3/96 to 3/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 3/25/97, for the USAA Florida Tax-Free Money Market Fund is 2.96% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 2.70%.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.


                         Message from the Manager

[A PICTURE OF JOHN C. BONNELL, CFA IS HERE]

Interest Rates
The short-term debt markets are heavily influenced by actions taken, or not taken by the Federal Reserve (the Fed). After lowering the federal funds rate (the rate banks charge each other for overnight loans) .25% on January 31, 1996, the Fed maintained a stable policy for the remainder of 1996. However, an exceptionally strong jobs report in February 1996 was the first of many signs that the economy was growing much faster than originally anticipated. These strong economic indicators and statistics were perceived by many to have the potential of producing inflation. On March 25, 1997, the Fed announced it was increasing the federal funds rate .25% in an attempt to prevent inflation before it became a problem. It is still unclear (as it always is) whether this will be a single move, or one of a series of rate hikes. The volatility in short-term rates is illustrated by the one-year Treasury bill rate which increased more than 1.0% between February and July 1996, before falling approximately .5% by the end of 1996. The first quarter of 1997 brought higher rates once again with the one-year Treasury bill increasing .5% to end the quarter at 6.0%, the highest since May 22, 1995.

Strategy
We strive to meet the Fund's objective in any prevailing interest rate environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the Fund. Fixed rate securities lock in rates for a given period of time, and help stabilize the Fund's yield during the periods when there is a large amount of cash in the market relative to supply. Variable rate securities pay interest that adjusts periodically to prevailing market conditions, and also provide liquidity necessary to take advantage of higher yielding securities when opportunities arise. Maintaining an appropriate mix of different types of securities and conducting internal credit research combine to provide a highly competitive return. As part of our stringent selection criteria, we strive to ensure all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending March 31, 1997, your Fund ranked 12 out of 149 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc.(1) The Fund's compounded dividend yield was 3.20%, while the average for the category over the same time period was 2.89%.

(1) IBC Financial Data, Inc. provides independent analyses of trends in the financial services and investing industries, with particular concentration on money market funds.


Florida
Florida is one of the nation's fastest growing states in terms of population. Economic strength is derived from the rapidly growing trade and service sectors, as well as tourism and agriculture. The state is outperforming the nation in income growth and employment. According to the Bureau of Labor Statistics, Florida's seasonally adjusted unemployment rate improved to 4.8% in January 1997 from 5.4% in January 1996. The corresponding national rates were 5.4% and 5.7%, respectively. The rapid population growth creates fiscal pressures for both social programs and infrastructure needs. As a result, the level of Florida's debt has increased, and additional future borrowing is anticipated. Sales tax revenues remain critical to the State's fiscal health as they comprise approximately 70% of governmental revenues. We continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.


A graph is here showing the growth of $10,000, from 10/1/93 to 3/31/97, invested in the USAA Florida Tax-Fee Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period.
The ending value is $11,094.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may be subject to federal taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.


                        Independent Auditors' Report

The Shareholders and Board of Trustees
USAA State Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities and portfolios of investments in securities of the Florida Tax-Free Income and Florida Tax-Free Money Market Funds, separate Funds of USAA State Tax-Free Trust, as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 7 to the financial statements for each of the years in the three-year period ended March 31, 1997, and the six-month period ended March 31, 1994. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the Florida Tax-Free Income and Florida Tax-Free Money Market Funds, separate Funds of USAA State Tax-Free Trust, as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the years in the three-year period ended March 31, 1997, and the six-month period ended March 31, 1994, in conformity with generally accepted accounting principles.

                                            KPMG PEAT MARWICK LLP

San Antonio, Texas
May 9, 1997


Statements of Assets and Liabilities
(In Thousands)

March 31, 1997

                                                                            Florida          Florida
                                                                           Tax-Free      Tax-Free Money
                                                                          Income Fund      Market Fund
                                                                          -----------      -----------
Assets
   Investments in securities, at market value
      (identified cost of $90,031 and $80,613, respectively)               $ 91,270         $ 80,613
   Cash                                                                         176            1,719
   Receivables:
      Capital shares sold                                                        54              103
      Interest                                                                1,791              501
      Securities sold                                                         3,298            4,552
                                                                           --------         --------
         Total assets                                                        96,589           87,488
                                                                           --------         --------
Liabilities
   Securities purchased                                                         750               -
   Capital shares redeemed                                                      131              353
   USAA Investment Management Company                                            48               42
   USAA Transfer Agency Company                                                   1                4
   Accounts payable and accrued expenses                                         27               24
   Dividends on capital shares                                                  149               12
                                                                           --------         --------
         Total liabilities                                                    1,106              435
                                                                           --------         --------
            Net assets applicable to capital shares outstanding            $ 95,483         $ 87,053
                                                                           ========         ========
Represented by:
   Paid-in capital                                                         $ 96,101         $ 87,053
   Accumulated net realized loss on investments                              (1,857)             -
   Net unrealized appreciation of investments                                 1,239              -
                                                                           --------         --------
            Net assets applicable to capital shares outstanding            $ 95,483         $ 87,053
                                                                           ========         ========
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                            10,235           87,053
                                                                           ========         ========
   Net asset value, redemption price, and offering price per share         $   9.33         $   1.00
                                                                           ========         ========


See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

March 31, 1997

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.


Florida Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon       Final         Market
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         ------

                                                    Fixed Rate Instruments (86.5%)

               Florida (76.6%)
  $  3,400     Alachua County Health Facilities Auth. RB,
                  Series 1996A (CRE)                               5.80 %      12/01/26      $  3,352
     3,500     Board of Education Capital Outlay Bonds,
                  Series 1995B                                     5.88         6/01/20         3,516
               Broward County Housing Finance Auth. MFH RB,
     1,100        Series 1995A                                     7.00         2/01/25         1,169
     1,000        Series 1997A-1                                   6.00         5/01/32           991
     1,855     Citrus County PCRB, Series 1992B                    6.35         2/01/22         1,952
     2,570     City of Venice Health Care RB, Series 1996 (CRE)    5.63         8/15/26         2,472
     2,000     Collier County Health Facilities Auth. RB,
                  Series 1994                                      7.00        12/01/19         2,103
     2,000     Dade County Special Obligation Bonds,
                  Series 1995                                      6.10         4/01/20         2,027
               Duval County Housing Finance Auth. MFH RB,
     1,700        Series 1996                                      5.90         9/01/16         1,677
     2,510        Series 1996                                      6.00         3/01/21         2,472
     2,000     Hillsborough County IDA PCRB                        6.25        12/01/34         2,093
               Housing Finance Agency RB,
     1,800        Series 1994B                                     6.35         7/01/14         1,846
     1,000        Series 1995H (CRE)                               6.50        11/01/25           995
     1,200     Indian River County Hospital District RB,
                  Series 1996 (CRE)                                5.70        10/01/15         1,177
     1,000     Miami Beach Health Facilities Auth. Hospital RB,
                  Series 1992 (CRE)                                6.25        11/15/19         1,027
     1,000     Miramar Wastewater Improvement Assessment
                  Bonds, Series 1994 (CRE)                         6.75        10/01/25         1,086
     4,800     North Miami Educational Facilities RB,
                  Series 1994A                                     6.13         4/01/20         4,603
     2,130     North Miami Health Facilities Auth. RB,
                  Series 1996 (CRE)                                6.00         8/15/24         2,102
     5,750     Orange County Health Facilities Auth. RB,
                  Series 1995                                      6.75         7/01/20         6,056
     1,000     Orange County Housing Finance Auth. RB              6.40         2/01/30         1,031
     3,575     Orlando and Orange County Expressway Auth. RB,
                  Series 1993                                      5.95         7/01/23         3,537
     3,405     Palm Beach County Health Facilities Auth.
                  Hospital RB, Series 1993                         6.30        10/01/22         3,472
     4,400     Palm Beach County Health Facilities Auth.
                  Retirement Community RB, Series 1996             5.63        11/15/20         4,114
     1,340     Palm Beach County Housing Finance Auth. RB,
                  Series 1994B                                     6.40         4/01/14         1,391
     6,805     St. Johns County IDA RB                             6.00         8/01/22         6,778 (b)
     3,215     Sunrise Special Tax District #1 GO,
                  Series 1991 (CRE)                                6.38        11/01/21         3,293
     1,150     Tallahassee Consolidated Utility Systems RB,
                  Series 1994                                      6.20        10/01/19         1,190
     1,300     Turtle Run Community Development
                  District RB (CRE)                                6.40         5/01/11         1,327
     1,500     Volusia County Education Facility Auth. RB,
                  Series 1996A                                     6.13        10/15/26         1,489
     3,000     Volusia County Health Facilities Auth.
                  Hospital RB, Series 1996 (CRE)                   5.50        11/15/26         2,837

               Guam (1.1%)
     1,000     Government Limited Obligation Infrastructure
                  Improvement RB, Series 1989A (CRE)               7.10        11/15/09         1,045

               Puerto Rico (8.8%)
     4,350     Electric Power Auth. RB, Series 1995Z               5.25         7/01/21         3,925
     4,500     Highway Auth. RB, Series Q                          6.00         7/01/20         4,494
-----------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $81,466)                                    82,639
-----------------------------------------------------------------------------------------------------

                                                            Put Bond (7.6%)
               Florida
     7,055     Duval County Housing Finance Auth. MFH RB,
                  Series 1995 (CRE) (cost: $7,165)                 6.75         4/01/25         7,231
-----------------------------------------------------------------------------------------------------

                                                   Variable Rate Demand Note (1.5%)
               Florida
     1,400     Volusia County Health Facilities Auth. RB,
                  Series 1995 (CRE) (cost: $1,400)                 3.80         9/01/20         1,400
-----------------------------------------------------------------------------------------------------

               Total investments (cost: $90,031)                                             $ 91,270
=====================================================================================================


                               Portfolio Summary By Industry
                               -----------------------------

                   Hospitals                                       22.1%
                   Multi-Family Housing                            16.3
                   Special Assessment/Tax/Fee                      13.0
                   Electric Power                                   8.3
                   Retirement Homes                                 6.5
                   Education                                        6.4
                   Healthcare - Miscellaneous                       6.3
                   Nursing Care                                     3.7
                   Toll Roads                                       3.7
                   General Obligations                              3.5
                   Single-Family Housing                            3.4
                   Water/Sewer                                      2.4
                                                                   ----
                   Total                                           95.6%
                                                                   ====


Florida Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----

                                          Variable Rate Demand Notes (53.1%)
               Florida
  $  1,400     Brevard County Housing Finance Auth. MFH RB,
                  Series 1993 (CRE)                                3.65 %       7/01/05      $  1,400
     1,460     Brevard County Mental Health Facilities RB,
                  Series 1994C (CRE)                               3.55         1/01/10         1,460
               Broward County Housing Finance Auth. MFH RB,
     1,940        Series 1985 (CRE)                                3.55        12/01/10         1,940
     1,600        Series 1989 (CRE)                                3.60         9/01/97         1,600
     3,765        Series 1990 (CRE)                                3.60        10/01/07         3,765
       600     Broward County IDA RB, Series 1992                  3.65         3/01/99           600
     5,700     Dade County Aviation Facilities RB,
                  Series 1984A (CRE)                               3.75        10/01/09         5,700
     3,160     Dade County MFH RB, Series 1993-1 (CRE)             3.80         2/01/28         3,160
     1,400     Hillsborough County IDA IDRB, Series 1994 (CRE)     3.55         8/01/19         1,400
     4,200     Housing Finance Agency MFH RB,
                  Series 1985GGG (CRE)                             3.60        12/01/08         4,200
     1,300     Jacksonville Hospital RB, Series 1988 (CRE)         3.60         2/01/18         1,300
     2,100     Jacksonville IDA RB, Series 1993 (CRE)              3.50         7/01/13         2,100
     4,000     Miami Health Facilities Auth. RB,
                  Series 1996 (CRE)                                3.50        12/01/16         4,000
       500     Orange County Health Facilities Auth. RB,
                  Series 1992 (CRE)                                3.30        11/15/14           500
     2,500     Palm Beach County Housing Finance Auth.
                  MFH RB, Series 1988D (CRE)                       3.55        11/01/07         2,500
       300     Palm Beach County IDRB, Series 1990 (CRE)           3.50         5/01/02           300
     6,690     Plant City Hospital RB, Series 1993 (CRE)           3.60         3/01/13         6,690
       600     Southeast Volusia Hospital RB, Series 1995 (CRE)    3.50         5/01/22           600
     3,000     Volusia County Housing Finance Auth. RB,
                  Series 1985C (CRE)                               3.78         9/01/05         3,000 (a)
---------------------------------------------------------------------------------------------------------

               Total variable rate demand notes (cost: $46,215)                                46,215
---------------------------------------------------------------------------------------------------------


                                                          Put Bonds (9.8%)
               Florida
     2,000     Indian River County Hospital RB,
                  Series 1988 (CRE)                                3.25        10/01/17         2,000
     1,900     Sarasota County Public Hospital District
                  Hospital RB, Series 1985C (CRE)                  3.55        10/01/20         1,900
     1,500     St. Lucie County PCRB, Series 1992                  3.45         5/01/27         1,500
     3,100     West Orange Memorial Hospital RB,
                  Series 1991A-2 (CRE)                             3.50         2/01/22         3,100
---------------------------------------------------------------------------------------------------------

               Total put bonds (cost: $8,500)                                                   8,500
---------------------------------------------------------------------------------------------------------

                                                    Fixed Rate Instruments (29.7%)
               Florida
     2,445     Dade County Public Improvement GO,
                  Series 1988 (CRE)                                6.80         6/01/97         2,457
     2,500     Dade County Sales Tax RB, Series 1996 (CRE)         4.00        10/01/97         2,505
     2,500     Gainesville Utilities System CP Notes, Series C     3.55         5/02/97         2,500
     1,000     Jacksonville District Water and Sewer RB,
                  Series 1996 (CRE)                                4.00        10/01/97         1,002
     2,000     Jacksonville Electric Auth. CP Notes,
                  Series 1996A                                     3.55         5/19/97         2,000
     3,485     Local Government Finance Commission Pooled
                  CP Notes, Series 1995A (CRE)                     3.45         5/13/97         3,485
     1,500     Monroe County School District TAN, Series 1996      3.60         6/04/97         1,500
     2,500     Municipal Power Agency CP Notes,
                  Series 1996A (CRE)                               3.50         6/03/97         2,500
       225     North Miami Health Facilities Auth RB,
                  Series 1996 (CRE)                                4.10         8/15/97           225
     3,500     Palm Beach County School District TAN,
                  Series 1996                                      4.50         9/26/97         3,510
       440     Port of St. Lucie Special Assessment Bonds,
                  Series 1997A (CRE)                               3.60        10/01/97           440
     1,370     St. Lucie County School District GO,
                  Series 1997 (CRE)                                4.00         2/01/98         1,374
     2,400     Sunshine State Government Financing
                  Commission CP Notes                              3.50         6/12/97         2,400
--------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $25,898)                                    25,898
--------------------------------------------------------------------------------------------------------

               Total investments (cost: $80,613)                                             $ 80,613
========================================================================================================



                                     Portfolio Summary By Industry
                                     -----------------------------

                       Multi-Family Housing                            24.8%
                       Hospitals                                       20.2
                       Electric Power                                   9.8
                       Finance - Municipal                              6.8
                       Airports                                         6.5
                       Education                                        5.7
                       Nursing Care                                     4.6
                       General Obligations                              4.4
                       Sales Tax Obligations                            2.9
                       Hotel/Motel                                      2.4
                       Manufacturing - Diversified Industries           1.6
                       Water/Sewer                                      1.6
                       Aerospace/Defense                                 .7
                       Community Service                                 .3
                       Healthcare - Miscellaneous                        .3
                                                                       ----
                       Total                                           92.6%
                                                                       ====


Notes to Portfolios of Investments in Securities


March 31, 1997


General Notes

Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
         CP        Commercial Paper
         CRE       Credit Enhanced
         IDA       Industrial Development Authority/Agency
         IDRB      Industrial Development Revenue Bond
         GO        General Obligation
         MFH       Multi-Family Housing
         PCRB      Pollution Control Revenue Bond
         RB        Revenue Bond
         TAN       Tax Anticipation Note

Specific Notes

(a) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Trustees, the Manager has determined that this security is liquid. At March 31, 1997, this security represented 3.4% of the Florida Tax-Free Money Market Fund's net assets.

(b) At March 31, 1997, the cost of the security purchased on a delayed delivery basis for the Florida Tax-Free Income Fund was $742,215.

See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Year ended March 31, 1997

                                                                          Florida           Florida
                                                                         Tax-Free       Tax-Free Money
                                                                        Income Fund       Market Fund
                                                                        -----------       -----------
Net investment income:
   Interest income                                                        $ 4,965          $  2,804
                                                                          -------          --------
   Expenses:
      Management fees                                                         323               302
      Transfer agent's fees                                                    52                48
      Custodian's fees                                                         46                47
      Postage                                                                   4                 5
      Shareholder reporting fees                                                3                 5
      Trustees' fees                                                            7                 7
      Registration fees                                                         8                 5
      Audit fees                                                               10                10
      Legal fees                                                                6                 6
      Other                                                                     6                 7
                                                                          -------          --------
         Total expenses before reimbursement                                  465               442
      Expenses reimbursed                                                     (55)              (56)
                                                                          -------          --------
         Total expenses after reimbursement                                   410               386
                                                                          -------          --------
            Net investment income                                           4,555             2,418
                                                                          -------          --------
Net realized and unrealized gain on investments:
      Net realized gain                                                        80               -
      Change in net unrealized appreciation/depreciation                      457               -
                                                                          -------          --------
            Net realized and unrealized gain                                  537               -
                                                                          -------          --------
Increase in net assets resulting from operations                          $ 5,092          $  2,418
                                                                          =======          ========



See accompanying notes to financial statements.



Statements of Changes in Net Assets
(In Thousands)

Year ended March 31,


                                                       Florida Tax-Free            Florida Tax-Free
                                                          Income Fund              Money Market Fund
                                                          -----------              -----------------
                                                      1997         1996           1997          1996
                                                      ----         ----           ----          ----
From operations:
   Net investment income                           $   4,555     $  3,080     $    2,418     $    2,065
   Net realized gain (loss) on investments                80         (271)           -              -
   Change in net unrealized appreciation/
      depreciation of investments                        457          823            -              -
                                                   ---------     --------     ----------     ----------
      Increase in net assets resulting
         from operations                               5,092        3,632          2,418          2,065
                                                   ---------     --------     ----------     ----------
Distributions to shareholders from:
   Net investment income                              (4,555)      (3,080)        (2,418)        (2,065)
                                                   ---------     --------     ----------     ----------
From capital share transactions:
   Proceeds from shares sold                          41,561       45,807        147,643        121,576
   Shares issued for dividends reinvested              3,019        2,216          2,229          1,875
   Cost of shares redeemed                           (18,713)     (22,387)      (134,043)      (104,452)
                                                   ---------     --------     ----------     ----------
      Increase in net assets from
         capital share transactions                   25,867       25,636         15,829         18,999
                                                   ---------     --------     ----------     ----------
Net increase in net assets                            26,404       26,188         15,829         18,999
Net assets:
   Beginning of period                                69,079       42,891         71,224         52,225
                                                   ---------     --------     ----------     ----------
   End of period                                   $  95,483     $ 69,079     $   87,053     $   71,224
                                                   =========     ========     ==========     ==========
Change in shares outstanding:
   Shares sold                                         4,449        4,893        147,643        121,576
   Shares issued for dividends reinvested                323          238          2,229          1,875
   Shares redeemed                                    (1,999)      (2,386)      (134,043)      (104,452)
                                                   ---------     --------     ----------     ----------
      Increase in shares outstanding                   2,773        2,745         15,829         18,999
                                                   =========     ========     ==========     ==========


See accompanying notes to financial statements.



Notes to Financial Statements


March 31, 1997

(1)   Summary of Significant Accounting Policies
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the Florida Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Florida Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Florida municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1997.

(3)  Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at March 31, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1997, the Florida Tax-Free Income Fund had capital loss carryovers for federal income tax purposes of approximately $1,857,000 which, if not offset by subsequent capital gains, will expire between 2003-2004. It is unlikely that the Board of Trustees of the Trust will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

The Funds completed their fiscal year on March 31, 1997. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1997.

(4)  Investment  Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the year ended March 31, 1997 for the Florida Tax-Free Income Fund were $60,190,758 and $35,461,818, respectively. Purchases and sales/maturities of securities for the year ended March 31, 1997 for the Florida Tax-Free Money Market Fund were $308,632,627 and $298,650,700, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 1997 for the Florida Tax-Free Income Fund was $1,676,962 and $438,735, respectively.

(5)  Transactions  with Manager
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) Transactions with Affiliates
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


Florida Tax-Free Income Fund

March 31, 1997

(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                                           Year Ended March 31,
                                         ----------------------------------------------------------
                                           1997             1996             1995           1994 **
                                           ----             ----             ----           ----
Net asset value at
   beginning of period                  $   9.26        $    9.09         $   8.98       $  10.00
Net investment income                        .52              .52              .49            .21
Net realized and
   unrealized gain (loss)                    .07              .17              .11          (1.02)
Distributions from net
   investment income                        (.52)            (.52)            (.49)          (.21)
                                        --------        ---------         --------       --------
Net asset value at
   end of period                        $   9.33        $    9.26         $   9.09       $   8.98
                                        ========        =========         ========       ========
Total return (%) *                          6.51             7.66             7.01          (8.22)
Net assets at end
   of period (000)                      $ 95,483        $  69,079         $ 42,891       $ 24,948
Ratio of expenses to
   average net assets (%)                    .50(a)           .50(a)           .50(a)         .50 (a)(b)
Ratio of net investment
   income to average
   net assets (%)                           5.57(a)          5.52(a)          5.59(a)        4.63 (a)(b)
Portfolio turnover (%)                     44.75            88.20            71.76         284.11


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.
    Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)                   .57              .67              .81           1.33(b)
Ratio of net investment
   income to average
   net assets (%)                          5.50             5.35             5.28           3.80(b)


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.
 **  Fund commenced operations October 1, 1993.



Florida Tax-Free Money Market Fund

March 31, 1997


(7) Financial Highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:


                                                          Year Ended March 31,
                                        ----------------------------------------------------------
                                          1997             1996             1995           1994 **
                                          ----             ----             ----           ----
Net asset value at
   beginning of period                  $   1.00        $    1.00         $   1.00       $   1.00
Net investment income                        .03              .03              .03            .01
Distributions from net
   investment income                        (.03)            (.03)            (.03)          (.01)
                                        --------        ---------         --------       --------
Net asset value at
   end of period                        $   1.00        $    1.00         $   1.00       $   1.00
                                        ========        =========         ========       ========
Total return (%) *                          3.20             3.51             2.86            .96
Net assets at end
   of period (000)                      $ 87,053        $  71,224         $ 52,225       $ 29,877
Ratio of expenses to
   average net assets (%)                    .50(a)           .50(a)           .50(a)         .50 (a)(b)
Ratio of net investment
   income to average
   net assets (%)                           3.15(a)          3.45(a)          2.97(a)        1.98 (a)(b)


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.
    Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)                   .57              .64              .72           1.11(b)
Ratio of net investment
   income to average
   net assets (%)                          3.08             3.31             2.75           1.37(b)


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.
 **  Fund commenced operations October 1, 1993.